UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2006

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Ameriprise Financial Center
Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On October 24, 2006, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended September 30, 2006.

We follow accounting principles generally accepted in the United States (GAAP). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis. Certain non-GAAP measures in these exhibits exclude items that are a direct result of our separation from American Express Company, which consist of discontinued operations, AMEX Assurance Company (“AMEX Assurance”) and non-recurring separation costs. Our non-GAAP financial measures, which our management views as important indicators of financial performance, include the following: consolidated income statements adjusted to exclude AMEX Assurance and separation costs; Protection segment income statements adjusted to exclude AMEX Assurance; total expenses before separation costs; adjusted net investment gains (losses), pretax (adjusted to exclude AMEX Assurance); adjusted earnings (adjusted to exclude AMEX Assurance and separation costs); adjusted contribution margin (adjusted to exclude AMEX Assurance); income before income tax provision, discontinued operations and separation costs; income tax provision before tax benefit attributable to separation costs; income before discontinued operations and separation costs; separation costs, after-tax; adjusted pretax segment income (adjusted to exclude AMEX Assurance); adjusted return on allocated equity (adjusted to exclude AMEX Assurance); and pretax segment loss before separation costs. Management believes that the presentation of these non-GAAP financial measures excluding these specific income statement impacts better reflects the underlying performance of our ongoing operations and facilitates a more meaningful trend analysis. These non-GAAP measures are also used for goal setting, certain compensation related to our annual incentive award program and evaluating our performance on a basis comparable to that used by securities analysts.

We also present in Exhibits 99.1 and 99.2 debt to capital ratios that exclude the effect of nonrecourse debt of a collateralized debt obligation consolidated in accordance with Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities,” as revised, and nonrecourse debt of certain property fund limited partnerships managed by our subsidiary, Threadneedle Asset Management Holdings Limited, consolidated in accordance with Emerging Issues Task Force Issue No. 04-5, “Determining whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights.” Management believes that the debt to capital ratios excluding this nonrecourse debt better represent our capital structure. In addition, we provide debt to capital ratio information that reflects an equity credit on our junior subordinated notes we issued on May 26, 2006. These junior subordinated notes receive at least a 75% equity credit by the majority of the rating agencies.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 24, 2006 announcing financial results for the third quarter of 2006

Exhibit 99.2	Statistical Supplement for the quarterly period ended September 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: October 24, 2006	By:	/s/ Walter S. Berman
		Name:	Walter S. Berman
		Title:	Executive Vice President and Chief Financial
Officer